Exhibit 99.1

NCS Multistage Holdings, Inc. 19450 State Highway 249, Suite 200 Houston, Texas 77070

PRESS RELEASE

NCS MULTISTAGE TO ACQUIRE SPECTRUM TRACER SERVICES, ADDING TRACER DIAGNOSTICS CAPABILITIES

•	Strengthens completions offering with complementary tracer diagnostics services
•	Potential acceleration of NCS and Spectrum growth opportunities
•	Consideration primarily funded with cash on hand and use of credit facility

HOUSTON, August 30, 2017 (GLOBE NEWSWIRE) -- NCS Multistage Holdings, Inc. (NASDAQ:NCSM) (“NCS” or the “Company”) announced today that it has agreed, through a merger agreement, to acquire Spectrum Tracer Services, LLC (“Spectrum”), a leading provider of chemical and radioactive tracer diagnostics technologies used by oil and gas operators to assess completion performance, evaluate well production, and optimize field development strategies.

In making the announcement, Robert Nipper, NCS’s Chief Executive Officer, said, "Spectrum’s differentiated tracer diagnostics services fully align with our commitment to help customers optimize their oil and natural gas well completions and field development strategies.  Adding tracer diagnostics to our leading pinpoint fracturing technology and our Anderson Thompson Reservoir Strategies business further strengthens our ability to provide our customers with actionable data and analysis to optimize their completions strategies."

Nipper also addressed the two companies’ respective market strengths and the potential for accelerating growth opportunities, saying, "Both companies serve the completions segment of the oil and natural gas industry, primarily in North America.  Spectrum has a very strong U.S. market presence, which provides us the opportunity to accelerate the growth of our U.S. market share in multistage hydraulic fracturing.  At the same time, our significant market share in Canada should provide growth opportunities for Spectrum’s services in that market."

Steve Faurot,  Spectrum’s President and a founder of the company, stated, "Joining the NCS family is a great step for our company. Over the past seven years, our team has successfully demonstrated the value of tracer diagnostics services to our customers and has led advancements within our industry. We  look forward to joining with NCS, as part of a broader platform that will support further innovation and maximize our growth opportunities."

The merger consideration of $80 million, on a cash-free, debt-free basis, will be comprised of approximately $73 million of cash and approximately 0.4 million NCS shares, subject to certain other adjustments.  An earn-out provision could provide up to $12.5 million in additional cash consideration if certain financial performance measures related to Spectrum’s operations are achieved.  NCS expects the transaction to close, subject to satisfaction or waiver of certain customary closing conditions, on August 31, 2017, and expects the transaction to be accretive to EPS in the first year.

Vinson & Elkins, L.L.P. provided legal advice to NCS.  Simmons & Company International, Energy Specialists of Piper Jaffray & Co., acted as exclusive financial advisor and Johnson & Jones, P.C. acted as legal advisor to Spectrum in the transaction.

NCS will host a conference call to discuss the merger on Thursday,  August 31, 2017 at 8:00 a.m. Central Time (9:00 a.m. Eastern Time). To join the conference call from within the United States, participants may dial (844) 400-1696. To join the conference call from outside of the United States, participants may dial (703) 736-7385. The conference access code is 74587582. The webcast and presentation materials will be accessible on the Investor Relations section of the Company's website, http://www.ncsmultistage.com.  Participants are encouraged to log in to the webcast or dial in to the conference call approximately ten minutes prior to the start time.

An audio replay of the conference call will be available shortly after the conclusion of the call and will remain available for approximately 90 days. It can be accessed by dialing (855) 859-2056 within the United States or (404) 537-3406 outside of the United States. The conference call replay access code is 74587582. The replay will also be available in the Investors section of the Company’s website shortly after the conclusion of the call and will remain available for approximately 90 days.

About NCS Multistage

NCS Multistage Holdings, Inc. is a leading provider of highly engineered products and support services that facilitate the optimization of oil and natural gas well completions and field development strategies. The Company provides products and services to exploration and production companies for use in horizontal wells in unconventional oil and natural gas formations throughout North America and in selected international markets, including Argentina, China and Russia. The Company’s common stock is traded on the NASDAQ Global Select Market under the symbol “NCSM”. Additional information is available on the Company’s website, www.ncsmultistage.com.

About Spectrum Tracer Services

Spectrum Tracer Services, LLC is a downhole chemical and radioactive (“RA”) tracer technology company specializing in well completion diagnostics and reservoir characterization.  Spectrum’s fracture fluid identifier tracers (“FFITM”), oil-soluble tracers (“OSTTM”) and Natural Gas Tracers (“NTTM”), enable efficient, cost-effective downhole diagnostics, providing oil and gas operators with critical data to efficiently optimize reservoir development and production.  Spectrum provides its services throughout North America. For more information about Spectrum, visit www.spectrumtracer.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to, statements we make regarding the merger with Spectrum, including the purchase price, earn-out, consummation, financing and other benefits and effects thereof, as well as statements regarding the outlook for our future business and financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to assumptions regarding the purchase price and other adjustments; risks with integration; actions by Spectrum in the merger; an inability to realized expected benefits from the merger or the occurrence of difficulties in connection with the merger; the risk that the merger may result in incurring unexpected costs, liabilities or delay; declines in the level of oil and natural gas exploration and production activity within Canada and the United States oil and natural gas price fluctuations; loss of significant customers; inability to successfully implement our strategy of increasing sales of products and services into the United States; significant competition for our products and services; our inability to successfully develop and implement new technologies, products and services; our inability to protect and maintain critical intellectual property assets; currency exchange rate fluctuations; impact of severe weather conditions; restrictions on the availability of our customers to obtain water essential to the drilling and hydraulic fracturing processes; our failure to identify and consummate potential acquisitions; our inability to accurately predict customer demand; losses and liabilities from uninsured or underinsured drilling and operating activities; changes in legislation or regulation governing the oil and natural gas industry, including restrictions on emissions of GHGs; failure to comply with federal, state and local and non-U.S. laws and other regulations; loss of our information and computer systems; system interruptions or failures, including cyber-security breaches, identity theft or other disruptions that could compromise our information; our failure to establish and maintain effective internal control over financial reporting; our success in attracting and retaining qualified employees and key personnel; our inability to satisfy technical requirements and other specifications under contracts and contract tenders and other factors discussed or referenced in our filings made from time to time with the Securities and Exchange Commission. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Contact

Ryan Hummer

Chief Financial Officer

(281) 453-2222

IR@ncsmultistage.com